UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290

(Commission File Number)

Delaware

36-3890205

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

Two Marriott Drive

Lincolnshire, Illinois  60069

(Address of principal executive offices, with zip code)

(847) 229-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.      Results of Operations and Financial Condition.

On October 12, 2006, Aksys, Ltd. (the “Company”) issued a press release announcing anticipated cash use for the quarter ended September 30, 2006 and certain other financial information. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 3.01.                  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company previously reported that it had requested that the NASDAQ listing qualifications panel grant the Company until October 31, 2006 to demonstrate the Company’s return to compliance with NASDAQ’s listing standards.   As part of the plan of compliance, the Company’s largest stockholder, Durus Life Sciences Master Fund Ltd., indicated its willingness to convert shares of Series B preferred stock of the Company into shares of common stock as well as senior notes for shares of the Company’s common stock to the extent necessary to establish compliance with the requirement under NASDAQ rules that the Company’s market value of listed securities equal at least $35 million.

On October 11, 2006, NASDAQ notified the Company that the NASDAQ listing qualifications panel had granted the Company’s request, subject to two conditions. First, on or before October 31, 2006, the Company shall inform the NASDAQ listing qualifications panel that it has completed the conversion of securities held by Durus and has issued sufficient shares of common stock such that it is able to demonstrate a market value of listed securities of $35 million or greater. Second, on or before November 15, 2006, the Company shall have evidenced a market value of listed securities at or above $35 million for a minimum of ten consecutive trading days.

There can be no assurance that the Company will be able to demonstrate compliance with the conditions set forth in the NASDAQ listing qualifications panel’s decision. If the Company is unable to demonstrate such compliance, the NASDAQ listing qualifications panel may determine to delist the Company’s securities from The NASDAQ Capital Market, and the Company’s common stock thereafter would likely be quoted on the OTC Bulletin Board or the “pink sheets.”

Item 7.01.      Regulation FD Disclosure.

A copy of a slide presentation which will be used in investor presentations delivered by the Company from time to time is furnished as Exhibit 99.2 hereto.

The information furnished pursuant to this Item 7.01 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements.

The slide presentation contains certain forward looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  The Company’s actual results could differ materially from the results identified or implied in any forward-looking statement. These statements include, without limitation, statements regarding the Company’s cash consumption and research and development expenses for the fourth quarter of 2006 and future periods, the expected capabilities and benefits of the Company’s G-2 system, the expected timeline of the launch of the G-2 system and the completion of related milestones, and other statements containing words such as “expects” and words of similar import or statements of management’s opinion. These forward-looking statements reflect the Company’s views as of the date they were made with respect to future events and financial performance but are subject to many uncertainties and factors that may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. Any of these risks could make it difficult for the Company to produce the G-2 system on satisfactory commercial terms, if at all, and could adversely affect the price of the Company’s common stock and the Company’s business, financial condition and results of operations. The Company believe factors that could cause such a difference include, but are not limited to, the following: (i) the Company’s ability to obtain sufficient capital on acceptable terms to run its business; (ii) risks and uncertainties relating to its ability to satisfy the continued listing requirements of the Nasdaq Capital Market; (iii) risks relating to its ability to comply with regulatory clearances and approvals required to manufacture, market, and sell the current PHD system and the G-2 system, and the potential adverse impact on the Company of failing to maintain or obtain any such clearances and approvals; (iv) uncertainty about the acceptance of the G-2 system by both potential users and purchasers, including without limitation, patients, clinics and other health care providers; (v) risks related to uncertain unit pricing and product cost, which may not be at levels that permit the Company to be profitable; (vi) risks related to quality control issues and consistency of service applicable to both systems; (vii) market, regulatory reimbursement and competitive conditions; (viii) risks related to the failure to meet additional development and manufacturing milestones for the G-2 system on a timely basis, including, without limitation, manufacturing and servicing cost reduction efforts; (ix) potential errors, design flaws or other problems with the G-2 system; (x) changes in QSR requirements; (xi) risks related to the Company’s ability to protect its intellectual property rights, operate without infringing the proprietary rights of others and develop additional patentable technology; and (xii) other factors detailed in the Company’s filings with the SEC, including its recent filings on Forms 10-K, 10-Q and 8-K. The Company does not undertake to publicly update or revise its forward-looking statements in order to reflect events or circumstances that may arise after the date hereof.

Certain information presented in the slide presentation includes statistical or related information, such as clinical outcomes for patients who have used home hemodialysis machines and other types of hemodialysis machines. Such information is derived from a variety of sources, including the Company’s own clinical studies and studies conducted by other third parties. Although the company believes that this information is accurate, it has not independent verified the studies or trials conducted by third parties. Further, results from a study or clinical trial included in the slide presentation does not ensure that later larger-scale studies or trials will yield to same results.

Item 8.01.      Other Events.

On October 4, 2006, the Company completed an additional $1.0 million draw down on the $5.0 million line of credit provided by the loan agreement dated as of June 23, 2006, between the Company and Durus. The loan bears interest at 7% per annum and is payable in full on December 31, 2007. As previously disclosed, the Company completed a $2.0 million draw down on the line of credit on August 25, 2006. The Company expects to complete the draw down on the remaining $2.0 million available under the line of credit within the next few days.

Item 9.01.  Financial Statements and Exhibits.

Ex. No.	Document
99.1	Press release issued by Aksys, Ltd. on October 12, 2006 providing update on cash consumption.
99.2	Aksys, Ltd. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2006

AKSYS, LTD.

/s/ Karen R. Krumeich
By: Karen R. Krumeich
Its: Interim Chief Financial Officer